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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2002


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of June 1, 2002, providing for the issuance of Asset-Backed Pass-Through Certificates, Series 2002-2)


                       AMERIQUEST MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)
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         Delaware                  333-77012                33-0885129
----------------------------      -------------         -----------------------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
of Incorporation)                  File Number)          Identification Number)


1100 Town & Country Road, Suite 1100
Orange, California                               92868
----------------------------------------       ----------
(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660


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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 7, 2002, a single series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2002-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of June 1, 2002 (the "Agreement"), among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company as master servicer (the "Master Servicer"), U.S. Bank National Association as trustee (the "Trustee") and Deutsche Bank National Trust Company as trust administrator (the "Trust Administrator").

     On July 23, 2002 following the closing of the initial issuance of the Certificates, the Trust Administrator purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $117,325,974 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trust Administrator pursuant to a Subsequent Transfer Instrument, dated July 23, 2002, between the Depositor and the Trust Administrator (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5.  OTHER EVENTS


Description of the Mortgage Pool

     The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate and fixed- rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $499,670,932 as of July 1, 2002.

     As more fully described above, on July 23, 2002, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account.

     The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of July 1, 2002, the end of the "Funding Period" (as defined in the Agreement).







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                                       -3-

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits



         EXHIBIT NO.       DESCRIPTION


         4.2 Subsequent Transfer Instrument, dated as of July 23, 2002, between Ameriquest Mortgage Securities Inc. as seller and Deutsche Bank National Trust Company as trust administrator.

         99.1 Characteristics of the Mortgage Pool as of July 1, 2002, relating to Ameriquest Mortgage Securities Inc., Asset- Backed Pass-Through Certificates, Series 2002-2.




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                                       -4-

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: July 23, 2002

                                               AMERIQUEST MORTGAGE SECURITIES
                                               INC.


                                               By:     /s/  John P. Grazer
                                                   ----------------------------
                                               Name:   John P.Grazer
                                               Title:  CFO












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                                       -5-

                                INDEX TO EXHIBITS



                                                                   Sequentially
Exhibit No.                     Description                        Numbered Page
-----------                     -----------                        -------------
    4.2            Subsequent Transfer Instrument
   99.1            Characteristics of the Mortgage Pool as
                   of July 1, 2002, relating to Ameriquest
                   Mortgage Securities Inc., Asset-Backed
                   Pass-Through Certificates, Series 2002-2




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                                   EXHIBIT 4.2


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                         SUBSEQUENT TRANSFER INSTRUMENT

          Pursuant to this Subsequent Transfer Instrument, dated July 23, 2002 (the "Instrument"), between Ameriquest Mortgage Securities Inc. as seller (the "Depositor"), U.S. Bank National Association as trustee (the "Trustee") and Deutsche Bank National Trust Company as trust administrator (the "Trust Administrator") of the Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2002-2, and pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2002 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, Ameriquest Mortgage Company as master servicer, the Trustee as trustee and the Trust Administrator as trust administrator, the Depositor, the Trustee and the Trust Administrator agree to the sale by the Depositor and the purchase by the Trustee on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

          Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

          Section 1. CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS.

          (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trust Administrator each item set forth in Section 2.01 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Master Servicer, the Trustee, the Trust Administrator and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

          (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, in, to and under the Subsequent Mortgage Loan Purchase Agreement, dated the date hereof, between the Depositor as purchaser and the Master Servicer as originator and as seller, to the extent of the Subsequent Mortgage Loans.

          (c) Additional terms of the sale are set forth on Attachment A hereto.



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     Section 2. REPRESENTATIONS AND WARRANTIES; CONDITIONS PRECEDENT.

          (a) The Depositor hereby confirms that each of the conditions precedent and the representations and warranties set forth in Section 2.10 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

          (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

          Section 3. RECORDATION OF INSTRUMENT.

          To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

          Section 4. GOVERNING LAW.

          This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

          Section 5. COUNTERPARTS.

          This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

          Section 6. SUCCESSORS AND ASSIGNS.

          This Instrument shall inure to the benefit of and be binding upon the Depositor, the Trustee and the Trust Administrator and their respective successors and assigns.



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                                   AMERIQUEST MORTGAGE SECURITIES INC.


                                   By:___________________________________
                                   Name:
                                   Title:

                                   U.S. BANK NATIONAL ASSOCIATION, as
                                   Trustee


                                   By:___________________________________
                                   Name:
                                   Title:

                                   DEUTSCHE BANK NATIONAL TRUST
                                   COMPANY, as Trust Administrator


                                   By:___________________________________
                                   Name:
                                   Title:

ATTACHMENTS

A.  Additional terms of sale.
B.  Schedule of Subsequent Mortgage Loans.




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                                  ATTACHMENT A
                                  ------------

                            ADDITIONAL TERMS OF SALE

     A. General

     1.   Subsequent Cut-off Date: July 1, 2002
     2.   Subsequent Transfer Date: July 23, 2002
     3. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date: $38,418,133.93
     4.   Purchase Price: 100.00%

     B. The following representations and warranties with respect to each Subsequent Mortgage Loan determined as of the Subsequent Cut-off Date is true and correct: i) the Subsequent Mortgage Loan may not be 30 or more days delinquent as of the related Subsequent Cut-off Date; (ii) the term to stated maturity of the Subsequent Mortgage Loan will not be less than 174 months and will not exceed 360 months from its first payment date; (iii) the Subsequent Mortgage Loan may not provide for negative amortization; (iv) the Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 95.00%; (v) the Subsequent Mortgage Loans will have, as of the Subsequent Cut-off Date, a weighted average term since origination not in excess of 3 months; (vi) no Subsequent Mortgage Loan shall have a Mortgage Rate less than 6.50% or greater than 14.75%; (vii) the Subsequent Mortgage Loan shall have been serviced by the Master Servicer since origination or purchased by the Originator in accordance with its underwriting guidelines; (viii) the Subsequent Mortgage Loan must have a first payment date occurring on or before August 2002 and (ix) the Subsequent Mortgage Loan shall have been be underwritten in accordance with the criteria set forth under the section "The Mortgage Pool--Underwriting Standards; Representations" in the Prospectus Supplement.

     C. Following the purchase of the Subsequent Mortgage Loans by the Trust Fund for deposit in Loan Group I, the Group I Mortgage Loans (including the related Subsequent Mortgage Loans) will, as of the related Subsequent Cut-off
Date: (i) have a weighted average original term to stated maturity of not more than 360 months from the first payment date thereon; (ii) have a weighted average Mortgage Rate of not less than 8.43% and not more than 8.60%, by aggregate principal balance of the Mortgage Loans; (iii) have a weighted average Loan-to-Value Ratio of not more than 79.50% and (iv) have no Mortgage Loan with a principal balance in excess of $575,000, in each case, measured by aggregate principal balance of the Group I Mortgage Loans as of the related Cut-off Date applicable to each Mortgage Loan.

          Following the purchase of the Subsequent Mortgage Loans by the Trust Fund for deposit in Loan Group II, the Group II Mortgage Loans (including the related Subsequent Mortgage Loans) will, as of the related Subsequent Cut-off
Date: (i) have a weighted average original term to stated maturity of not more than 360 months from the first payment date thereon; (ii) have a weighted average Mortgage Rate of not less than 9.52% and not more than 9.702%, by aggregate principal balance of the Mortgage Loans; (iii) have a weighted average Loan-to-Value Ratio of not



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more than 78.10%; (iv) have no Mortgage Loan with a principal balance in excess of $575,000 and (v) have a weighted average Gross Margin of not less than 6.42%, in each case, measured by aggregate principal balance of the Group II Mortgage Loans as of the related Cut-off Date applicable to each Mortgage Loan.





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                                  ATTACHMENT B

                      SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

                                [FILED BY PAPER]